The
Municipal
Fund
Accumulation
Program,
Inc.



Semi-Annual Report

June 30, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper



To Our Shareholders:

For the six-month period ended June 30, 1999, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 4.63%. The Program's total investment return for the six-month period ended June 30, 1999 was -2.52%, based on a change in per share net asset value from $18.50 to $17.50, and assuming reinvestment of $0.395 per share income dividends and $0.153 per share capital gains distributions. (Additional performance information can be found on page 3 of this report to shareholders.)

The Municipal Market Environment
Long-term bond yields moved higher during the first six months of 1999. US Treasury bond yields rose throughout the period as the US economy continued to exhibit considerable strength. An above-trend inflationary report in May coupled with the May announcement by the Federal Reserve Board that it was considering increasing short-term interest rates in order to slow domestic economic growth also contributed to pushing US Treasury bond yields to an 18-month high of over 6.10%. The Federal Reserve Board's return to a neutral policy after the expected increase in short-term interest rates of 25 basis points (0.25%) in late June allowed long-term US Treasury bond yields to decline and close the six-month period ended June 30, 1999 at 5.96%. During the same period, the yield on long-term US Treasury securities rose almost 90 basis points.

For much of early 1999, long-term tax-exempt bond yields remained essentially unchanged. However, in May and June municipal bond yields eventually followed taxable bond yields higher. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt revenue bond yields rose more than 35 basis points to end the six-month period at 5.61%, their highest level in 20 months.

The strong technical position that the tax-exempt bond market has enjoyed in recent quarters has continued. Municipal investors are expected to have received as much as $40 billion in June and early July from coupon income, bond maturities and the proceeds from early bond redemptions. The receipt of these assets has coincided with a significant decline in new bond issuance. Over the last six months, over $115 billion in new long-term tax-exempt bonds were issued, a decline of 22% as compared to the first six months of 1998. During the quarter ended June 30, 1999, less than $60 billion in securities were issued by US municipalities, a decline of nearly 25% versus the June 30, 1998 quarter. New-issue volume of $22 billion for the month of June 1999 was 28% lower than June 1998's issuance and the lowest June production since 1996. The combination of reduced issuance and seasonally high reinvestment has produced a very positive supply/demand function for the municipal bond market.

Prior to May 1999, this positive technical position had enabled the tax-exempt bond market to outperform its taxable counterpart. This resulted in a decline of the yield ratio between taxable and tax-exempt bonds. At the end of 1998, long-term uninsured revenue bond yields were in excess of 100% of US Treasury bond yields, far greater than their recent historic range of 85%--88%. However, by early May, tax-exempt revenue bond yield ratios had declined to nearly 90%. Given the rapid rise in municipal bond yields in recent weeks, this ratio has risen again to nearly 95%. The recent period of volatility has created additional opportunities for long-term investors to purchase tax-exempt bonds at historically attractive yields relative to US Treasury securities.

While the Federal Reserve Board announced that it has no immediate bias toward raising short-term interest rates, it is clear that additional US economic growth will result in further action by the Federal Reserve Board. However, additional action by the central bank, coupled with the increases in bond yields seen in recent months, is likely to significantly impact US economic growth. A slowing in US growth by late summer, especially given the continued lack of inflationary pressures, could enable the Federal Reserve Board to avoid additional interest rate adjustments. Without the potential for further Federal Reserve Board action, we would expect interest rates to stabilize at current levels or begin a modest decline.

Portfolio Strategy
For the six months ended June 30, 1999, we sought to sustain an appealing level of tax-exempt income for The Municipal Fund Accumulation Program, Inc.'s shareholders. During the period, our strategy was to remain invested in the highest-yielding bonds that could be purchased without sacrificing the Program's credit quality. Unfortunately, during the six-month period, tax-exempt interest rates increased by about 35 basis points, causing the net asset value of the Program to decline. However, it also created an opportunity for us to reinvest proceeds received from the bonds that were sold in a lower interest rate environment at a higher interest rate, thereby enhancing the Program's income.

Looking ahead, we believe that the interest rate backup has been excessive relative to the level of inflation evident in the economy. Therefore, with interest rates at what we believe to be attractive levels, we expect to invest the remainder of the Program's cash reserves to seek to enhance yields to shareholders before interest rates return to the lower levels consistent with the current inflationary environment.

In Conclusion
We appreciate your ongoing interest in The Municipal Fund Investment Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



August 6, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on The Municipal Fund Accumulation Program, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Program. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Program's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Program's Board of Directors.





The Municipal Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 6/30/99                  +0.60%
Five Years Ended 6/30/99            +5.68
Ten Years Ended 6/30/99             +6.33

Past performance is not indicative of future results.




Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1999                                                                  (in Thousands)
               S&P    Moody's     Face                                                                               Value
State         Rating   Rating    Amount                           Issue                                            (Note 1a)
California--   AA-     Aa2      $ 4,325   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
5.8%                                      7% due 8/01/2026 (c)                                                     $  4,630
               AAA     Aaa        1,535   California State, GO, Refunding, 4.25% due 10/01/2026 (e)                   1,253
                                          California State Public Works Board, Lease Revenue Bonds:
               A       A1         2,300      (California State University), Series C, 5.40% due 10/01/2022            2,274
               A       Aaa        4,000      (Department of Corrections), Series A, 6.875% due 11/01/2004 (g)         4,555
                                          Dublin, California, Joint Unified School District, GO, Series E
                                          (b)(i):
               NR*     Aaa        1,055      5.25% due 8/01/2017                                                        384
               NR*     Aaa        1,915      5.35% due 8/01/2019                                                        614
               NR*     Aaa        1,000      5.35% due 8/01/2020                                                        302
               NR*     Aaa        2,305      5.40% due 8/01/2021                                                        655
               NR*     Aaa        2,305      5.40% due 8/01/2023                                                        582
               AAA     Aaa        1,250   M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                          (San Juan Project), Series D, 6.75% due 7/01/2020 (e)(f)                    1,444
               A+      A2         1,835   Modesto, California, Irrigation District, COP, Refunding and
                                          Capital Improvements, Series B, 5.30% due 7/01/2022                         1,777
               AAA     Aaa        1,000   Mojave, California, Water Agency, GO, Refunding (Improvement
                                          District--Morongo Basin), 5.80% due 9/01/2022 (b)                           1,033
               AAA     NR*        1,345   Rohnert Park, California, COP (Capital Facilities Project), 5%
                                          due 7/01/2024 (a)                                                           1,273
               AAA     Aaa        2,000   San Diego, California, Public Facilities Financing Authority,
                                          Sewer Revenue Bonds, Series B, 5% due 5/15/2016 (b)                         1,945
               AAA     Aaa        4,000   Tustin, California, Unified School District, Special Tax
                                          Refunding Bonds (Community Facilities District No. 88-1), 4.375%
                                          due 9/01/2019 (d)                                                           3,484
               AAA     Aaa        2,000   Walnut, California, Improvement Agency, Tax Allocation Refunding
                                          Bonds, Series A, 4.75% due 9/01/2018 (e)                                    1,849

Connecticut--  AA      Aa2        3,825   Connecticut State, HFA, Housing Mortgage Revenue Refunding
0.8%                                      Bonds (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018               4,023

Georgia--      A1      VMIG1++    3,300   Bartow County, Georgia, Development Authority, PCR, Refunding
3.1%                                      (Georgia Power Company Plant-Bowen Project), VRDN, 4% due
                                          3/01/2024 (h)                                                               3,300
               A       A3        10,460   Georgia Municipal Electric Authority, Power Revenue Refunding
                                          Bonds, Series Y, 6.50% due 1/01/2017                                       11,673

Illinois--     AAA     Aaa        5,000   Chicago, Illinois, Board of Education, GO (Chicago School Reform
2.1%                                      Project), Series A, 5.25% due 12/01/2030 (a)                                4,789
               AAA     Aa3        5,000   Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                          Home Lake Project), Series B, 6.40% due 9/01/2031 (d)                       5,463


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1999 (continued)                                                      (in Thousands)
               S&P    Moody's     Face                                                                               Value
State         Rating   Rating    Amount                           Issue                                            (Note 1a)
Indiana--      AAA     Aa3      $ 1,000   Indiana State Office Building Commission, Capital Complex Revenue
0.7%                                      Refunding Bonds (State Office Building-II Facility), Series D,
                                          6.90% due 7/01/2011                                                      $  1,142
               AA      NR*        1,865   Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                          Refunding Bonds, Series D, 6.75% due 2/01/2020                              2,012

Louisiana--    AAA     Aaa        2,900   New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (a)            3,095
0.6%

Massachu-      A+      Aa3        2,760   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
setts--0.9%                               Series 38, 7.20% due 12/01/2026                                             2,885
               AAA     Aaa        1,050   Massachusetts State Health and Educational Facilities Authority,
                                          Revenue Refunding Bonds (Northeastern University), Series E,
                                          6.55% due 10/01/2022 (e)                                                    1,130
               A1+     VMIG1++      300   Massachusetts State Industrial Finance Agency, PCR, Refunding
                                          (Holyoke Water Power Company), VRDN, Series A, 3.40% due
                                          5/01/2022 (h)                                                                 300

Michigan--     AAA     Aaa        2,000   Michigan State Strategic Fund, Limited Obligation Revenue
1.1%                                      Refunding Bonds (Detroit Edison Company), Series BB, 7% due
                                          5/01/2021 (a)                                                               2,420
                                          Plymouth-Canton, Michigan, Community School District, GO:
               AA+     Aa1        1,000      4.75% due 5/01/2020                                                        904
               AA+     Aa1        2,010      4.75% due 5/01/2021                                                      1,811

Minnesota--    AA+     Aa2        3,445   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series M,
0.8%                                      6.70% due 7/01/2026                                                         3,630

Montana--      AA+     Aa1        2,625   Montana State Housing Board, S/F Program, AMT, Series B-2, 6.90%
0.6%                                      due 6/01/2025 (c)                                                           2,712

Nevada--       AAA     Aaa        2,000   Clark County, Nevada, PCR, Refunding (Nevada Power Company
0.9%                                      Project), Series B, 6.60% due 6/01/2019 (b)                                 2,139
               AAA     Aaa        1,995   Nevada Housing Division, S/F Program, AMT, Senior Series E,
                                          7.05% due 4/01/2027 (c)                                                     2,123

New            AAA     Aaa        2,000   New Hampshire Higher Educational and Health Facilities Authority,
Hampshire--                               Revenue Refunding Bonds (University System of New Hampshire),
0.4%                                      6.25% due 7/01/2020 (e)                                                     2,125

New Jersey--   AAA     Aaa        2,780   Black Horse Pike, New Jersey, Regional School District, GO, 4.75%
21.9%                                     due 12/01/2016 (b)                                                          2,627
               AAA     Aaa        5,000   Camden County, New Jersey, Municipal Utilities Authority, Sewer
                                          Revenue Refunding Bonds, County Agreement, 5.20% due
                                          7/15/2014 (b)                                                               5,003
               NR*     Aaa        1,450   Essex County, New Jersey, Utilities Authority, Solid Waste Revenue
                                          Refunding Bonds, Series A, 5% due 4/01/2022 (d)                             1,403
                                          High Bridge, New Jersey, Board of Education, GO, Refunding (d):
               AAA     Aaa        1,000      5% due 2/15/2023                                                           975
               AAA     Aaa        1,000      5% due 2/15/2026                                                           969
               AAA     NR*        1,120   Metuchen, New Jersey, School District, GO, 5.20% due 9/15/2022 (b)          1,111
               AAA     Aaa        1,350   Middlesex County, New Jersey, Improvement Authority, Utility
                                          System Revenue Bonds (Perth Amboy Project), Series B, 5.30% due
                                          9/01/2023 (a)(i)                                                              359
               AAA     Aaa        1,000   Moorestown Township, New Jersey, School District, GO, 5% due
                                          1/01/2027 (b)                                                                 954
               NR*     Aaa          500   Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
                                          Revenue Bonds, 4.75% due 12/01/2028 (e)                                       453


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1999 (continued)                                                      (in Thousands)
               S&P    Moody's     Face                                                                               Value
State         Rating   Rating    Amount                           Issue                                            (Note 1a)
New Jersey     NR*     Aaa      $ 1,345   Mount Holly, New Jersey, Municipal Utilities Authority, Sewer
(concluded)                               Revenue Refunding Bonds, 5% due 12/01/2016 (e)                           $  1,279
               AAA     Aaa        5,000   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                          Corporation), 6.50% due 7/01/2024 (d)                                       5,424
               AAA     Aaa        6,300   New Jersey EDA, Water Facilities Revenue Bonds (American Water
                                          Company Inc.), AMT, Series A, 5.25% due 7/01/2038 (b)                       6,102
                                          New Jersey Health Care Facilities Financing Authority, Revenue
                                          Refunding Bonds:
               AAA     Aaa        2,000      (Barnert Hospital), 4.75% due 8/01/2019 (e)                              1,834
               NR*     Aaa        7,300      (Bayonne Hospital Obligation Group), 4.75% due 7/01/2027 (d)             6,634
               AAA     Aaa        1,000      (Community Medical Center/Kimball), 4.75% due 7/01/2019 (d)                921
               NR*     Aaa        5,130      (Saint Barnabas Health Center), Series A, 4.75% due
                                             7/01/2028 (e)                                                            4,655
               AAA     Aaa        3,000      (Saint Barnabas Health Center), Series B, 5.25% due
                                             7/01/2013 (e)                                                            3,006
               AAA     Aaa        2,000      (Saint Barnabas Health Center), Series B, 5.25% due
                                             7/01/2018 (e)                                                            1,982
               AAA     Aaa        6,370   New Jersey Sports and Exposition Authority, State Contract
                                          Revenue Refunding Bonds, Series A, 4.50% due 3/01/2019 (e)                  5,705
               AAA     Aaa        3,805   New Jersey State Educational Facilities Authority Revenue Bonds
                                          (Higher Education Facilities Trust Fund), Series A, 5.125% due
                                          9/01/2009 (a)                                                               3,861
               AA+     Aa1        3,000   New Jersey State, GO, 4.50% due 2/01/2016                                   2,736
               AAA     Aaa       12,370   New Jersey State Transit Corporation, COP, Series A, 5% due
                                          9/15/2007 (a)                                                              12,565
                                          New Jersey State Transportation Trust Fund Authority,
                                          Transportation System Revenue Bonds, Series A:
               AA-     Aa2       13,500      5% due 6/15/2013                                                        13,293
               AAA     Aaa        3,000      4.50% due 6/15/2019 (d)                                                  2,684
                                          Ocean County, New Jersey, Utilities Authority, Wastewater
                                          Revenue Refunding Bonds, Series A:
               NR*     Aa2        1,700      4.35% due 1/01/2011                                                      1,580
               NR*     Aa2        2,005      4.45% due 1/01/2012                                                      1,867
               NR*     Aa2        2,055      4.65% due 1/01/2014                                                      1,929
               AA      A1         3,665   Rutgers State University, New Jersey, Revenue Bonds, Series A,
                                          4.75% due 5/01/2029                                                         3,331
               AAA     Aaa        3,650   South Jersey Transportation Authority, New Jersey, Transportation
                                          System Revenue Refunding Bonds, 5% due 11/01/2029 (a)                       3,509
               AAA     NR*        3,000   Sparta Township, New Jersey, School District, GO, Refunding, 5%
                                          due 9/01/2026 (e)                                                           2,890
                                          Union County, New Jersey, Utilities Authority, Revenue Refunding
                                          Bonds:
               AA+     Aaa        2,035      County Deficiency, Series C-2, 5% due 6/15/2028                          1,944
               AAA     Aaa        2,000      Senior Lease (Ogden Martin), AMT, Series A, 5% due
                                             6/01/2014 (a)                                                            1,934


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1999 (continued)                                                      (in Thousands)
               S&P    Moody's     Face                                                                               Value
State         Rating   Rating    Amount                           Issue                                            (Note 1a)
New York--                                Long Island Power Authority, New York, Electric System Revenue
42.7%                                     Bonds, VRDN (h):
               A1+     VMIG1++  $ 7,700      Sub-Series 5, 3.90% due 5/01/2033                                     $  7,700
               A1+     VMIG1++    5,800      Sub-Series 7, 3.45% due 4/01/2025 (e)                                    5,800
               AAA     Aaa        6,000   Metropolitan Transportation Authority, New York, Commuter
                                          Facilities Revenue Bonds, Series C-1, 5.375% due 7/01/2027 (b)              5,923
                                          Metropolitan Transportation Authority, New York, Dedicated Tax
                                          Fund Revenue Bonds, Series A:
               AAA     Aaa        3,000      4.75% due 4/01/2028 (b)                                                  2,687
               AAA     Aaa        5,000      5% due 4/01/2029 (d)                                                     4,660
               AAA     Aaa        5,605   Metropolitan Transportation Authority, New York, Transit
                                          Facilities Revenue Bonds, Series A, 5.75% due 7/01/2021 (e)                 5,788
               AAA     Aaa        1,310   Metropolitan Transportation Authority, New York, Transit
                                          Facilities Revenue Refunding Bonds, Series A, 4.75% due
                                          7/01/2024 (e)                                                               1,180
                                          Nassau County, New York, GO, General Improvement (a):
               AAA     Aaa        1,005      Series B, 5.25% due 6/01/2023                                              975
               AAA     Aaa        6,045      Series V, 5.25% due 3/01/2010                                            6,125
                                          New York City, New York, GO:
               A-      A3         5,235      Refunding, Series F, 5.25% due 8/01/2014                                 5,157
               A-      A3            50      Series C, Sub-Series C-1, 7.50% due 8/01/2020                               55
               A-      A3            35      Series D, 7.50% due 2/01/2019                                               38
               AAA     Aaa        4,130   New York City, New York, Health and Hospital Corporation
                                          Revenue Refunding Bonds (Health System), Series A, 5% due
                                          2/15/2008 (a)                                                               4,154
                                          New York City, New York, Municipal Water Finance Authority,
                                          Water and Sewer System Revenue Bonds:
               AAA     Aaa        8,000      Refunding, Series A, 5.50% due 6/15/2023 (a)                             8,026
               A       A1        12,955      Series B, 5.75% due 6/15/2026                                           13,306
               AAA     Aaa        1,475      Series B, 5.50% due 6/15/2027 (e)                                        1,482
                                          New York City, New York, Transitional Finance Authority Revenue
                                          Bonds, Future Tax Secured:
               AA      Aa3        2,000      Series A, 5% due 8/15/2017                                               1,914
               AA      Aa3       19,000      Series B, 4.50% due 11/15/2027                                          16,225
                                          New York State Dormitory Authority Revenue Bonds:
               AAA     Aaa        3,000      (835 Schools Program), Issue 2, Series F, 5.25% due
                                             7/01/2018 (a)                                                            2,945
               AAA     Aaa       16,000      (Memorial Sloan Kettering Cancer Center), 5.50% due
                                             7/01/2023 (e)                                                           16,443
               AAA     Aaa          750      (New York University), Series A, 6% due 7/01/2019 (e)                      818
               A-      A3         5,000      (State University Educational Facilities), Series B, 4.75%
                                             due 5/15/2028                                                            4,405
               AAA     Aaa        2,500      (State University Educational Facilities), Series B, 4.75%
                                             due 5/15/2028 (e)                                                        2,238
                                          New York State Dormitory Authority, Revenue Refunding Bonds:
               AAA     NR*        6,535      (Consolidated City University), Series A, 5.75% due
                                             7/01/2009 (d)                                                            6,920
               AAA     NR*        3,360      (Mental Health Services Facilities), Series C, 5% due
                                             8/15/2009 (e)                                                            3,353
               AAA     NR*        3,955      (Mental Health Services Facilities), Series C, 5.125% due
                                             8/15/2013 (e)                                                            3,904
               AAA     NR*        3,315      (Mental Health Services Facilities), Series C, 5.125% due
                                             8/15/2015 (e)                                                            3,240
               AAA     Aaa        3,000      (State University Athletic Facilities), 5.25% due 7/01/2013 (e)          3,016
               AAA     Aaa        2,315      (Wyckoff Heights Medical Center), Series H, 5.125% due
                                             2/15/2008 (e)                                                            2,342


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1999 (continued)                                                      (in Thousands)
               S&P    Moody's     Face                                                                               Value
State         Rating   Rating    Amount                           Issue                                            (Note 1a)
New York       A       A2       $ 1,415   New York State, GO, 6.25% due 6/15/2024                                  $  1,518
(concluded)    A       A2         4,580   New York State, GO, Refunding, Series A, 5% due 3/15/2011                   4,530
               AAA     Aaa        3,500   New York State Medical Care Facilities Finance Agency Revenue
                                          Bonds (New York Hospital Mortgage), Series A, 6.80% due
                                          2/15/2005 (a)(c)(g)                                                         3,944
               NR*     Aa2        4,750   New York State Mortgage Agency, Revenue Refunding Bonds, AMT,
                                          Series 82, 5.65% due 4/01/2030                                              4,743
               AAA     Aaa        2,750   New York State Thruway Authority, Highway and Bridge Trust Fund
                                          Revenue Bonds, Series A, 5% due 4/01/2009 (b)                               2,757
               AAA     Aaa        1,295   New York State Urban Development Corporation Revenue Bonds
                                          (Correctional Facilities Service Contract), Series B, 4.75% due
                                          1/01/2028 (a)                                                               1,160
                                          New York State Urban Development Corporation, Revenue Refunding
                                          Bonds:
               AAA     NR*        3,000      (Correctional Facilities), 5% due 1/01/2019 (d)                          2,858
               A       A2         2,000      Sub Lien, Corporation Purpose, 5.50% due 7/01/2022                       1,996
               NR*     Aaa        1,595   North Hempstead, New York, GO, Series B, 5.25% due 3/01/2009 (b)            1,627
                                          Port Authority of New York and New Jersey, Consolidated Revenue
                                          Bonds, 116th Series (b):
               AAA     Aaa        5,805      4.50% due 10/01/2018                                                     5,162
               AAA     Aaa       12,800      4.375% due 10/01/2033                                                   10,666
                                          Suffolk County, New York, Series A (b):
               AAA     Aaa          930      4.75% due 8/01/2022                                                        837
               AAA     Aaa          945      4.75% due 8/01/2023                                                        848
               AAA     Aaa        1,940   Syracuse, New York, Housing Authority, Mortgage Revenue Bonds
                                          (Loretto Rest), Series A, 5.70% due 8/01/2027 (a)(c)                        2,001
                                          Triborough Bridge and Tunnel Authority, New York, General Purpose
                                          Revenue Bonds:
               A+      Aa3        4,575      Refunding, Series X, 6.50% due 1/01/2019                                 4,853
               A+      Aa3       15,800      Series B, 5.20% due 1/01/2027                                           15,164

North          AAA     Aaa        1,330   North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                Revenue Refunding Bonds, Series A, 6.50% due 1/01/2018 (f)                  1,533
0.3%

Pennsyl-                                  Altoona, Pennsylvania, City Water Authority, Revenue Refunding
vania--3.2%                               Bonds, Series A (b):
               AAA     NR*        2,460      6.50% due 11/01/2004 (g)                                                 2,735
               AAA     Aaa           40      6.50% due 11/01/2019                                                        44
                                          Delaware River Port Authority of Pennsylvania and New Jersey,
                                          Revenue Refunding Bonds, Series B (a):
               AAA     Aaa        5,090      5.25% due 1/01/2006                                                      5,270
               AAA     Aaa        3,000      5.25% due 1/01/2009                                                      3,082
               AAA     Aaa        4,000   Erie, Pennnsylvania, City School District, GO, Series A, 5.75%
                                          due 5/01/2006 (e)(g)                                                        4,254


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1999 (concluded)                                                      (in Thousands)
               S&P    Moody's     Face                                                                               Value
State         Rating   Rating    Amount                           Issue                                            (Note 1a)
South                                     Piedmont Municipal Power Agency, South Carolina, Electric Revenue
Carolina--                                Refunding Bonds (b):
1.2%           AAA     Aaa      $ 3,000      6.75% due 1/01/2019                                                   $  3,503
               AAA     Aaa        1,890      Series A, 6.50% due 1/01/2014                                            2,137
               AAA     Aaa          320      Series A, 6.50% due 1/01/2014 (f)                                          365

Texas--8.2%    AAA     Aaa        2,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                          Light and Power Company), Series B, 6.375% due 4/01/2012 (e)                2,140
               AAA     Aaa        5,455   Brownsville, Texas, Independent School District, GO, 4.75% due
                                          8/15/2023                                                                   4,908
               AAA     Aaa        4,395   Carrollton, Texas, Independent School District, GO, 4.625% due
                                          2/15/2019                                                                   3,929
               AAA     Aaa        3,585   Conroe, Texas, Independent School District, GO, Refunding and
                                          Schoolhouse, 5.30% due 2/15/2020                                            3,530
               NR*     Aaa        4,490   Edcouch Elsa, Texas, Independent School District, GO, 4.75% due
                                          8/15/2022                                                                   4,049
               A1+     NR*        4,400   Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4%
                                          due 12/01/2025 (h)                                                          4,400
               AAA     Aaa       10,000   Matagorda County, Texas, Navigation District Number 1 Revenue
                                          Refunding Bonds (Reliant Energy Inc.), Series A, 5.25% due
                                          6/01/2026 (a)                                                               9,603
               AAA     Aaa        4,700   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                          Electric Company Project), 6.55% due 10/01/2022 (b)                         5,007
               AA      Aa1        1,790   Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                          Series A, 7% due 12/01/2025                                                 1,913

Virginia--     AA      Aa2        4,500   Henrico County, Virgina, IDA, Public Facility Lease Revenue Bonds,
2.0%                                      7% due 8/01/2013                                                            5,055
                                          Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
               AA+     Aa1        1,620      Series C, Sub-Series C-3, 6% due 1/01/2017                               1,678
               AA+     Aa1        2,500      Series D, Sub-Series D-1, 6.10% due 1/01/2019                            2,621

Washington--   AAA     Aaa        3,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
0.7%                                      12/01/2004 (a)(g)                                                           3,411

                                          Total Investments (Cost--$475,269)--98.0%                                 471,899

                                          Other Assets Less Liabilities--2.0%                                         9,515
                                                                                                                   --------
                                          Net Assets--100.0%                                                       $481,414
                                                                                                                   ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
(i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Program.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                                  As of June 30, 1999
Assets:
Investments, at value (identified cost--$475,268,675) (Note 1a)                                             $471,899,376
Cash                                                                                                             103,297
Receivables:
 Securities sold                                                                           $ 15,758,104
 Interest                                                                                     8,252,443       24,010,547
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d)                                                              41,488
                                                                                                            ------------
Total assets                                                                                                 496,054,708
                                                                                                            ------------

Liabilities:
Payables:
 Securities purchased                                                                        13,925,539
 Capital shares redeemed.                                                                       213,177
 Investment adviser (Note 2)                                                                    199,758       14,338,474
                                                                                           ------------
Accrued expenses and other liabilities                                                                           302,237
                                                                                                            ------------
Total liabilities                                                                                             14,640,711
                                                                                                            ------------
Net Assets                                                                                                  $481,413,997
                                                                                                            ============

Net Assets Consist of:
Common Stock, $0.01 par value, 100,000,000 shares authorized                                                $    275,162
Paid-in capital in excess of par                                                                             484,444,484
Undistributed investment income--net                                                                             879,622
Accumulated realized capital losses on investments--net                                                        (815,972)
Unrealized depreciation on investments--net                                                                   (3,369,299)
                                                                                                            ------------
Net Assets:
Equivalent to $17.50 per share based on 27,516,152 shares outstanding                                       $481,413,997
                                                                                                            ============


See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                           For the Six Months Ended June 30, 1999
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $ 12,666,272

Expenses:
Investment advisory fees (Note 2)                                                          $  1,242,298
Transfer agent fees                                                                             526,056
Accounting services (Note 2)                                                                     60,450
Printing and shareholder reports                                                                 45,459
Custodian fees                                                                                   25,923
Professional fees                                                                                21,124
Registration fees (Note 1d)                                                                      20,767
Pricing services                                                                                  8,173
Directors' fees and expenses                                                                      4,560
Other                                                                                             4,967
                                                                                           ------------
Total expenses                                                                                                 1,959,777
                                                                                                            ------------
Investment income--net                                                                                        10,706,495
                                                                                                            ------------

Realized & Unrealized Loss on Investments (Notes 1c & 3):
Realized loss on investments--net                                                                               (799,067)
Change in unrealized appreciation/depreciation on investments--net                                           (22,308,628)
                                                                                                            ------------

Net Decrease in Net Assets Resulting from Operations                                                        $(12,401,200)
                                                                                                            ============

See Notes to Financial Statements.


                                                                                           For the Six        For the
The Municipal Fund Accumulation Program, Inc.                                              Months Ended      Year Ended
Statements of Changes in Net Assets                                                       June 30, 1999    Dec. 31, 1998
Increase (Decrease) in Net Assets:

Operations:
Investment income--net                                                                     $ 10,706,495     $ 24,332,175
Realized gain (loss) on investments--net                                                       (799,067)      23,368,181
Change in unrealized appreciation/depreciation on investments--net                          (22,308,628)     (19,855,581)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                             (12,401,200)      27,844,775
                                                                                           ------------     ------------

Dividends & Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (11,023,570)     (24,377,474)
Realized gain on investments--net                                                            (4,261,260)     (23,103,998)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                                (15,284,830)     (47,481,472)
                                                                                           ------------     ------------

Capital Share Transactions (Note 4):
Net increase (decrease) in net assets resulting from capital share transactions             (16,483,035)       1,624,537
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                                (44,169,065)     (18,012,160)
Beginning of period                                                                         525,583,062      543,595,222
                                                                                           ------------     ------------
End of period*                                                                             $481,413,997     $525,583,062
                                                                                           ============     ============

*Undistributed investment income--net                                                      $    879,622     $  1,196,697
                                                                                           ============     ============


See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       June 30,     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share Operating Performance:
Net asset value, beginning of period                                  $  18.50   $  19.22  $  18.85  $  19.22   $  17.51
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .39        .88       .96       .98       1.01
Realized and unrealized gain (loss) on investments--net                   (.84)       .12       .56      (.37)      1.71
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          (.45)      1.00      1.52       .61       2.72
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                   (.40)      (.88)     (.96)     (.98)     (1.01)
 Realized gain on investments--net                                        (.15)      (.84)     (.19)       --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                         (.55)     (1.72)    (1.15)     (.98)     (1.01)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  17.50   $  18.50  $  19.22  $  18.85   $  19.22
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                      (2.52%)++   5.35%     8.29%     3.36%     15.88%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                  .79%*      .76%      .72%      .83%       .86%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   4.31%*     4.54%     5.05%     5.18%      5.40%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $481,414   $525,583  $543,595  $551,849   $581,679
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                        126%       178%      131%       72%        56%
                                                                      ========   ========  ========  ========   ========

 *Annualized.
++Aggregate total investment return.


See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities, Inc., Dean Witter Reynolds Inc., and Salomon Smith Barney (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $613,058,299 and $641,620,636, respectively.

Net realized losses for the six months ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term securities              $  (799,067)  $ (3,369,299)
                                  -----------   ------------
Total                             $  (799,067)  $ (3,369,299)
                                  ===========   ============


As of June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $3,369,299, of which $9,028,671 related to appreciated securities and $12,397,970 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $475,268,675.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months                                  Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,192,737   $ 21,670,237
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         783,927     14,252,180
                                 ------------   ------------
Total issued                        1,976,664     35,922,417
Shares redeemed                    (2,877,455)   (52,405,452)
                                 ------------   ------------
Net decrease                         (900,791)  $(16,483,035)
                                 ============   ============


For the Year Ended                                  Dollar
December 31, 1998                     Shares        Amount

Shares sold                         3,320,005   $ 63,415,487
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       2,354,774     44,384,091
                                 ------------   ------------
Total issued                        5,674,779    107,799,578
Shares redeemed                    (5,547,023)  (106,175,041)
                                 ------------   ------------
Net increase                          127,756   $  1,624,537
                                 ============   ============




Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Arthur Zeikel--Director
Vincent R. Giordano--Senior Vice President
Kenneth A. Jacob--Vice President
Roberto Roffo--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian and Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10007


Gerald M. Richard, Treasurer of The Municipal Fund Accumulation
Program, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.